[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) BOND SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       INVESTOR SERVICE
Company                                MFS Service Center, Inc.
(Blockbuster Video franchise)          P.O. Box 2281
                                       Boston, MA 02107-9906
PORTFOLIO MANAGER
Geoffrey L. Kurinsky*                  For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                       AUDITORS
Ellen Moynihan*                        Deloitte & Touche LLP
James O. Yost*
                                       WORLD WIDE WEB
SECRETARY                              www.mfs.com
Stephen E. Cavan*
                                       [DALBAR   For the third year in a row,
ASSISTANT SECRETARY                    LOGO]     MFS earned a #1 ranking in the
James R. Bordewick, Jr.*                     DALBAR, Inc. Broker/Dealer Survey,
                                       Main Office Operations Service Quality
                                       Category. The firm achieved a 3.48
                                       overall score on a scale of 1 to 4 in
                                       the 1996 survey. A total of 110 firms
                                       responded, offering input on the
                                       quality of service they received from
                                       29 mutual fund companies nationwide.
                                       The survey contained questions about
                                       service quality in 15 categories,
                                       including "knowledge of phone service
                                       contacts," "accuracy of transaction
                                       processing," and "overall ease of
                                       doing business with the firm."

*Affiliated with the Investment Adviser

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

July 14, 1997

MFS BOND SERIES

For the six months ended June 30, 1997, the Series provided a total return of 2.88%. This compares to a 2.74% return for the Lehman Brothers Government/ Corporate Bond Index, an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.

    The Series has benefited from its overweightings in both investment-grade and high-yield corporate securities, as well as from overweightings in a couple of individual sectors. The traditional pattern, in which corporates outperform U.S. Treasuries in periods of strong economic activity, has worked again this year as the U.S. economy continues to roll along into its seventh year of economic recovery (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity).

    More specifically, the Series had significant overweightings in the utility and airline sectors that contributed to performance. The Series' utility holdings, such as Long Island Lighting and Commonwealth Edison, have benefited from prospects for restructuring that could result in the elimination of much of their outstanding debt in the next 12 to 18 months. Holdings in the "big three" airlines -- Delta, American, and United -- benefited from the favorable pricing environment in the airline business resulting from the strong economy. These companies were able to generate strong cash flows that they used to purchase their outstanding debt securities in the open market, further improving their credit profiles. We believe that environments of steady growth and low inflation like the current one are ideal for the cash flows and credit quality of American corporations. Despite the fact that the yield premium for corporate securities is as low today as it has been in 10 years, we believe the corporate asset class will continue to outperform Treasury and mortgage securities in the upcoming year.

    A strong economy also helps the high-yield segment of the market, in which credit qualities are improving. The Series focuses on the higher end of the sector, "BB"-rated bonds, and on issues that we believe will move to investment-grade ratings in the next 12 to 18 months. Our largest holdings in this group are in the utility, health care, and airline sectors.

    As for the overall fixed-income environment, it has been a more traditional "clip-the-coupon" environment such as existed in the 1950s and 1960s, when interest rates were much less volatile. With rates remaining in a relatively tight range, there was little value to add by trying to anticipate interest-rate movements. Most of the added value came from being overweighted in the corporate sector and picking the sectors and companies that we felt would thrive in that environment. We expect a similar environment to dominate the scene in the coming year because economic growth appears likely to continue and the current tepid pace of inflation shows little sign of changing. Given this environment, the Series' duration, or interest-rate sensitivity, is roughly neutral, which is consistent with our view that rates will likely remain in a narrow range in coming months.

    Respectfully,

/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. He has managed the MFS Bond Series since 1995.

OBJECTIVES AND POLICIES

The Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

Commencement of investment operations: October 24, 1995.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Bond Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                  6 Months         1 Year    Life of Series*
--------------------------------------------------------------------------------
Cumulative Total Return             +2.88%         +8.33%            +8.20%
--------------------------------------------------------------------------------
Average Annual Total Return            --          +8.33%            +4.79%
--------------------------------------------------------------------------------
* For the period from the commencement of the Series' investment operations, October 24, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
Bonds - 98.9%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)         Value
-------------------------------------------------------------------------------
U.S. Bonds - 91.4%
  Airlines - 4.3%
    Continental Airlines, Inc., 9.5s, 2001                   $ 10    $   10,413
    Continental Airlines, Inc., 9.5s, 2013                      5         5,513
    Delta Airlines, Inc., 8.5s, 2002                           30        31,671
    Delta Airlines, Inc., 9.75s, 2021                          30        35,964
    Jet Equipment Trust, 9.41s, 2010##                          5         5,718
    Jet Equipment Trust, 8.64s, 2015##                          5         5,231
                                                                     ----------
                                                                     $   94,510
-------------------------------------------------------------------------------
  Automotive - 0.7%
    Ford Motor Co., 7.7s, 2007                               $ 15    $   14,944
-------------------------------------------------------------------------------
  Banks and Credit Companies - 5.2%
    Advanta Corp., 6.925s, 2002                              $  5    $    4,817
    Capital One Bank, 6.97s, 2002                              10         9,860
    Capital One Financial Corp., 7.25s, 2003                   10         9,780
    MBNA Capital, 8.278s, 2026                                 35        33,867
    Riggs National Corp., 8.5s, 2006                            5         5,200
    Washington Mutual Capital Trust I, 8.375s, 2027            50        50,813
                                                                     ----------
                                                                     $  114,337
-------------------------------------------------------------------------------
  Business Machines - 0.2%
    International Business Machines Corp.,
      7.125s, 2066                                           $  5    $    4,712
-------------------------------------------------------------------------------
  Electronics - 2.7%
    Harman International Industries, Inc.,
      7.32s, 2007                                            $ 60    $   60,000
-------------------------------------------------------------------------------
  Entertainment - 3.8%
    NWCG Holdings Corp., 0s, 1999                            $  5    $    4,396
    Paramount Communications, 7.5s, 2002                       20        20,037
    Time Warner, Inc., 6.1s, 2001##                            45        43,105
    Time Warner, Inc., 9.15s, 2023                             15        16,567
                                                                     ----------
                                                                     $   84,105
-------------------------------------------------------------------------------
  Financial Institutions - 2.7%
    APP International Finance, 10.25s, 2000                  $ 20    $   20,700
    Contifinancial Corp., 8.375s, 2003                         10        10,275
    HSBC America Capital Trust II, 8.38s, 2027##                5         5,044
    Lehman Brothers Holdings, 7.5s, 2026                       10        10,277
    Nationwide Mutual Insurance Corp., 7.5s, 2024##            10         9,451
    Salton Sea Funding Corp., 7.84s, 2010                       5         4,992
                                                                     ----------
                                                                     $   60,739
-------------------------------------------------------------------------------
  Forest and Paper Products - 2.9%
    Boise Cascade Corp., 7.43s, 2005                         $ 10    $   10,044
    Georgia-Pacific Corp., 9.5s, 2022                          50        53,953
                                                                     ----------
                                                                     $   63,997
-------------------------------------------------------------------------------
  Insurance - 1.4%
    Conseco Financing Trust III, 8.796s, 2027                $  5    $    5,131
    Fairfax Financial Holdings, 8.3s, 2026                      5         5,190
    Liberty Mutual Insurance Company, 8.2s, 2007##              5         5,326
    NGL Capital Corp., 8.316s, 2027##                           5         5,081
    Travelers Capital, 7.75s, 2036                             10         9,700
                                                                     ----------
                                                                     $   30,428
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Tenet Healthcare Corp., 8s, 2005                         $  5    $    5,013
    Tenet Healthcare Corp., 10.125s, 2005                       5         5,463
                                                                     ----------
                                                                     $   10,476
-------------------------------------------------------------------------------
  Mining - 0.1%
    Freeport-McMoran Corp., 7.5s, 2006                       $  3    $    2,978
-------------------------------------------------------------------------------
  Oils -3.6%
    Chesapeake Energy Co., 7.875s, 2004                      $ 35    $   33,950
    Clark Oil and Refining, 10.5s, 2001                        20        20,600
    Enserch Exploration, Inc., 7.54s, 2009##                    5         4,917
    Oryx Energy Co., 8.375s, 2004                              10        10,475
    Transocean Offshore, 8s, 2027                              10        10,338
                                                                     ----------
                                                                     $   80,280
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    Hilton Hotels Corp., 7.95s, 2007                         $  5    $    5,123
-------------------------------------------------------------------------------
  Special Products and Services - 2.3%
    Federal Express Corp., 7.65s, 2007                       $ 40    $   41,350
    Loewen Group International, Inc., 7.5s, 2001               10         9,913
                                                                     ----------
                                                                     $   51,263
-------------------------------------------------------------------------------
  Telecommunications - 6.2%
    Continental Cablevision Inc., 11s, 2007                  $ 50    $   56,223
    360 Communications Co., 7.5s, 2006                          7         6,983
    Tele-Communications, Inc., 9.65s, 2027                      5         5,044
    Tele-Communications, Inc., 7.385s, 2001                    70        70,222
                                                                     ----------
                                                                     $  138,472
-------------------------------------------------------------------------------
  Transportation - 0.4%
    Norfolk Southern Corp., 7.8s, 2027                       $  3    $    3,081
    Norfolk Southern Corp., 7.05s, 2037                         5         5,075
                                                                     ----------
                                                                     $    8,156
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 3.6%
    Government National Mortgage Assn., 8s, 2017 - 2025      $ 19    $   19,777
    Government National Mortgage Assn., 8.5s, 2026             58        60,767
                                                                     ----------
                                                                     $   80,544
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.4%
    U.S. Treasury Notes, 6s, 1999                            $ 10    $    9,975
    U.S. Treasury Notes, 9.125s, 1999                           5         5,265
    U.S. Treasury Notes, 6.625s, 2002 - 2007                  415       418,812
    U.S. Treasury Notes, 7.25s, 2004                            5         5,212
    U.S. Treasury Notes, 6.5s, 2005 - 2026                     17        16,935
    U.S. Treasury Notes, 6.875s, 2006                          40        40,831
    U.S. Treasury Notes, 7s, 2006                              36        37,035
    U.S. Treasury Notes, 6.25s, 2007                           20        19,561
    U.S. Treasury Bonds, 7.625s, 2025                           6         6,570
    U.S. Treasury Bonds, 6.5s, 2026                           160       153,450
    U.S. Treasury Bonds, 6.625s, 2027                          95        92,952
                                                                     ----------
                                                                     $  806,598
-------------------------------------------------------------------------------
  Utilities - Electric - 13.8%
    Cleveland Electric Illumination, 9.25s, 1999             $ 25    $   26,092
    Cleveland Electric Illumination, 9.375s, 2017              10        10,429
    Coastal Corp., 7.42s, 2037                                 20        19,167
    Commonwealth Edison Co., 6.4s, 2005                        20        18,706
    Commonwealth Edison Co., 7.625s, 2007                       5         5,013
    Entergy Louisiana Inc., 8.09s, 2017                        25        25,000
    First PV Funding Corp., 10.3s, 2014                         5         5,273
    Long Island Lighting Co., 8.9s, 2019                       15        15,634
    Long Island Lighting Co., 9s, 2022                         60        65,701
    Midland Cogeneration Venture Corp., 10.33s, 2002           14        14,629
    Niagara Mohawk Power, 8.77s, 2018                          40        40,360
    North Atlantic Energy, 9s, 2002                            44        44,514
    Northrop Grumman Corp., 9.375s, 2024                        5         5,487
    Southern Corp. Capital Trust, 8.19s, 2037##                 5         5,069
    Texas-New Mexico Power Co., 12.5s, 1999                     5         5,362
                                                                     ----------
                                                                     $  306,436
-------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    California Energy Co. 10.25s, 2004                       $  5    $    5,376
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $2,023,474
-------------------------------------------------------------------------------
Foreign Bonds - 7.5%
  Argentina - 0.9%
    Hidroelectrica Alicura, 8.375s, 1999
      (Utilities - Electric)##                               $ 20    $   20,225
-------------------------------------------------------------------------------
  Indonesia - 1.7%
    P T Indah Kiat Pulp + Paper, 8.875s, 2000
      (Forest and Paper Products)##                          $ 20    $   20,000
    P T Polysindo International Finance, 13s,
      2001 (Financial Institutions)                            15        17,006
                                                                     ----------
                                                                     $   37,006
-------------------------------------------------------------------------------
  South Korea - 2.9%
    Development Bank of Korea, 9.6s, 2000 (Banks
      and Credit Companies)                                  $ 50    $   54,312
    Development Bank of Korea, 6.75s, 2005
      (Banks and Credit Companies)                              5         4,845
    Korea Electric Power, 7s, 2027 (Utilities -
      Electric)                                                 5         4,902
                                                                     ----------
                                                                     $   64,059
-------------------------------------------------------------------------------
  Mexico - 0.2%
    United Mexican States, 9.875s, 2007                      $  5    $    5,275
-------------------------------------------------------------------------------
  Panama - 0.5%
    Republic of Panama, 7.875s, 2002##                       $ 10    $    9,975
-------------------------------------------------------------------------------
  Qatar - 0.2%
    Ras Laffan Gas, 8.294s, 2014 (Utilities -
      Gas)##                                                 $  5    $    5,225
-------------------------------------------------------------------------------
  Spain - 0.2%
    Empresa Nacional Electric, 7.325s, 2037
      (Utilities - Electric)                                 $  5    $    5,014
-------------------------------------------------------------------------------
  Thailand - 0.2%
    Total Access Communications, 8.375s, 2006
      (Telecommunications)##                                 $  5    $    4,910
-------------------------------------------------------------------------------
  Uruguay - 0.9%
    Banco Commercial, 8.258s, 2007 (Financial
      Institutions)                                          $ 20    $   20,010
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $  171,699
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,170,947)                            $2,195,173
-------------------------------------------------------------------------------
Short-Term Obligations - 4.5%
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage, due 7/01/97, at
      Amortized Cost and Value                               $100    $   99,984
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,270,931)                       2,295,157

Other Assets, Less Liabilities - (3.4)%                                 (77,521)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $2,217,636
-------------------------------------------------------------------------------
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,270,931)             $2,295,157
  Cash                                                                   813
  Receivable for Series shares sold                                   13,112
  Receivable for investments sold                                     20,993
  Interest receivable                                                 33,596
  Receivable from investment adviser                                   4,296
  Deferred organization expenses                                       6,099
  Other assets                                                            94
                                                                  ----------
      Total assets                                                $2,374,160
                                                                  ----------
Liabilities:
  Payable for Series shares reacquired                                 $  36
  Payable for investments purchased                                  150,067
  Payable to affiliate for management fee                                181
  Accrued expenses and other liabilities                               6,240
                                                                  ----------
      Total liabilities                                           $  156,524
                                                                  ----------
Net assets                                                        $2,217,636
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $2,159,741
  Unrealized appreciation on investments                              24,226
  Accumulated undistributed net realized loss on investments         (10,634)
  Accumulated undistributed net investment income                     44,303
                                                                  ----------
      Total                                                       $2,217,636
                                                                  ==========
Shares of beneficial interest outstanding                          214,290
                                                                   =======
Net asset value price per share
    (net assets of $2,217,636 / 214,290 shares of beneficial
    interest outstanding)                                          $10.35
                                                                   ======
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Six Months Ended June 30, 1997
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                     $  51,068
                                                                      ---------
  Expenses -
    Management fee                                                    $   4,206
    Trustees' compensation                                                1,017
    Shareholder servicing agent fee                                         241
    Administrative fee                                                       81
    Auditing fee                                                         10,876
    Custodian fee                                                         5,684
    Printing                                                              4,654
    Amortization of organization expenses                                   910
    Legal fee                                                               302
    Miscellaneous                                                           171
                                                                      ---------
      Total expenses                                                  $  28,142
    Fees paid indirectly                                                   (143)
    Preliminary reduction of expenses by investment adviser             (20,992)
                                                                      ---------
      Net expenses                                                    $   7,007
                                                                      ---------
        Net investment income                                         $  44,061
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)    $  (7,156)
  Change in unrealized appreciation on investments                    $  17,949
                                                                      ---------
        Net realized and unrealized gain on investments               $  10,793
                                                                      ---------
          Increase in net assets from operations                      $  54,854
                                                                      =========
See notes to financial statements

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                      Six Months Ended                Year Ended
                                                         June 30, 1997         December 31, 1996
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $   44,061                  $ 28,318
  Net realized loss on investments                             (7,156)                   (3,478)
  Net unrealized gain on investments                           17,949                     2,384
                                                           ----------                  --------
    Increase in net assets from operations                 $   54,854                  $ 27,224
                                                           ----------                  --------
Distributions declared to shareholders -
  From net investment income                               $      --                   $(28,266)
                                                           ----------                  --------
Series share (principal) transactions -
  Net proceeds from sale of shares                         $1,393,841                  $683,975
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                                 --                     28,266
  Cost of shares reacquired                                   (84,260)                  (85,933)
                                                           ----------                  --------
    Increase in net assets from Series share
      transactions                                         $1,309,581                  $626,308
                                                           ----------                  --------
      Total increase in net assets                         $1,364,435                  $625,266
Net assets:
  At beginning of period                                      853,201                   227,935
                                                           ----------                  --------
  At end of period (including accumulated
    undistributed net investment income of
    $44,303 and $242, respectively)                        $2,217,636                  $853,201
                                                           ==========                  ========

See notes to financial statements

    Financial Highlights

-----------------------------------------------------------------------------------------------------------------
                                Six Months Ended                  Year Ended                 Period Ended
                                   June 30, 1997           December 31, 1996           December 31, 1995*
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $10.06                      $10.19                       $10.00
                                          ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                $ 0.31                      $ 0.58                       $ 0.09
  Net realized and unrealized gain
    (loss) on investments                  (0.02)                      (0.36)                        0.21
                                          ------                      ------                       ------
    Total from investment operations      $ 0.29                      $ 0.22                       $ 0.30
                                          ------                      ------                       ------
Less distributions declared to
  shareholders -
  From net investment income              $  --                       $(0.35)                      $(0.09)
  From net realized gain on investments      --                          --                         (0.02)
                                          ------                      ------                       ------
      Total distributions declared to
        shareholders                         --                       $(0.35)                      $(0.11)
                                          ------                      ------                       ------
Net asset value - end of period           $10.35                      $10.06                       $10.19
                                          ======                      ======                       ======
Total return                               2.88%++                     2.09%                        3.02%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                 1.00%+                      1.00%                        1.00%+
  Net investment income                    6.25%+                      5.84%                        4.89%+
Portfolio turnover                           76%                        231%                          55%
Net assets at end of period
  (000 omitted)                           $2,218                      $  853                       $  228

  * For the period from the commencement of the Series' investment operations, October 24, 1995, through
    December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
(S) The adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and ratios would have been:
    Net investment income (loss)          $ 0.16                      $(0.26)                      $(0.70)
    Ratios (to average net assets):
      Expenses                             3.99%+                      9.45%                       43.85%+
      Net investment income (loss)         3.25%+                    (2.61)%                     (37.96)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 10 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions are recorded on the ex-dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1996, the Series, for federal income tax purposes, had a capital loss carryforward of $3,306 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets. Under a temporary expense reimbursement agreement, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $79,444.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on the Series' assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases         Sales
-------------------------------------------------------------------------------
U.S. government securities                            $1,173,544      $554,498
                                                      ==========      ========
Investments (non-U.S. government securities)          $1,286,693      $432,598
                                                      ==========      ========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $2,270,931
                                                                    ==========
Gross unrealized appreciation                                       $   28,353
Gross unrealized depreciation                                           (4,127)
                                                                    ----------
  Net unrealized appreciation                                       $   24,226
                                                                    ==========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                       Six Months Ended         Year Ended
                                        June 30, 1997       December 31, 1996
                                    ---------------------  -------------------
                                     Shares       Amount   Shares      Amount
------------------------------------------------------------------------------
Shares sold                         137,762   $1,393,841   68,218   $ 683,975
Shares issued to shareholders in
  reinvestment of distributions        --           --      2,796      28,266
Shares reacquired                    (8,257)     (84,260)  (8,589)    (85,933)
                                    -------   ----------   ------   ---------
  Net increase                      129,505   $1,309,581   62,425   $ 626,308
                                    =======   ==========   ======   =========
(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit arrangement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $5.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Bond
Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996 and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from October 24, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                   VFB-3 8/97 3M